UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 3, 2009

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation)		Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland	20850 (Zip Code)
(Address of principal executive offices)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 3, 2009, Paradigm Holdings, Inc. issued a press release reporting that it had been awarded the IRS High Speed Printer Technical Support Contract by the Wage & Investment Division of the Internal Revenue Service. The press release is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits.

99.1 Press Release of Paradigm Holdings, Inc. dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/ Richard Sawchak
Richard Sawchak
Chief Financial Officer

Date: September 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Paradigm Holdings, Inc. dated September 3, 2009